Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,092.62
Total Fee Amount	3,092.62
Total Transaction Valuation	20,200,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00